Exhibit 99.1

PORCH GROUP, INC.

Unaudited Selected Quarterly Financial Information

In the following tables, we have presented a reconciliation of our unaudited condensed consolidated financial information as originally reported, to the as restated amounts as of and for the three months ended March 31, 2022, the three and six months ended June 30, 2022, and the three and nine months ended September 30, 2022. The restatements will be effected in future filings of our 2023 unaudited condensed consolidated financial statements within our Quarterly Reports on Form 10-Q.

The table below sets forth the unaudited condensed consolidated balance sheet information, including the balances as reported, adjustments and the balances as restated (in thousands, except per share amounts).

	For the reporting period			For the reporting period			For the reporting period
	March 31, 2022			June 30, 2022			September 30, 2022
	As Previously	Restatement		As Previously	Restatement		As Previously	Restatement
	Reported	Adjustments	As Restated	Reported	Adjustments	As Restated	Reported	Adjustments	As Restated

	in thousands			in thousands			in thousands
Current assets
Cash and cash equivalents	$292,373	$—	$292,373	$271,003	$—	$271,003	$260,198	$—	$260,198
Accounts receivable, net	29,996	(2,608)	27,388	38,474	(2,424)	36,050	37,032	(1,668)	35,364
Short-term investments	8,462	—	8,462	8,165	—	8,165	7,212	—	7,212
Reinsurance balance due	239,739	(3,403)	236,336	273,971	(4,720)	269,251	303,987	(4,391)	299,596
Prepaid expenses and other current assets	21,087	(334)	20,753	22,621	(668)	21,953	21,160	(1,002)	20,158
Restricted cash	10,162	—	10,162	10,574	—	10,574	16,296	—	16,296
Total current assets	601,819	(6,345)	595,474	624,808	(7,812)	616,996	645,885	(7,061)	638,824

Property, equipment, and software, net	8,340	—	8,340	9,984	—	9,984	11,236	—	11,236
Goodwill	226,576	23,814	250,390	273,831	23,814	297,645	228,091	23,814	251,905
Long-term investments	56,865	—	56,865	56,228	—	56,228	55,357	—	55,357
Long-term insurance commission receivable	9,061	—	9,061	10,461	—	10,461	11,930	—	11,930
Intangible assets, net	124,306	—	124,306	136,575	—	136,575	111,728	—	111,728
Restricted cash, non-current	500	—	500	500	—	500	500	—	500
Right-of-use assets, net	3,922	—	3,922	6,052	—	6,052	4,697	—	4,697
Other assets	5,373	—	5,373	1,519	—	1,519	3,057	—	3,057
Total assets	$1,036,762	$17,469	$1,054,231	$1,119,958	$16,002	$1,135,960	$1,072,481	$16,753	$1,089,234

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$8,016	$—	$8,016	$7,739	$—	$7,739	$6,717	$—	$6,717
Accrued expenses and other current liabilities	35,029	(889)	34,140	47,967	(1,353)	46,614	36,847	—	36,847
Deferred revenue	198,857	283	199,140	243,425	557	243,982	277,616	—	277,616
Refundable customer deposit	16,686	2,030	18,716	19,246	2,372	21,618	19,867	2,718	22,585
Current portion of long term debt	150	19,532	19,682	150	18,863	19,013	6,275	16,557	22,832
Losses and loss adjustment expense reserves	79,608	—	79,608	88,894	—	88,894	100,298	—	100,298
Other insurance liabilities, current	43,049	—	43,049	61,516	—	61,516	55,945	—	55,945
Total current liabilities	381,395	20,956	402,351	468,937	20,439	489,376	503,565	19,275	522,840

Long term debt	415,002	—	415,002	416,568	—	416,568	425,012	—	425,012
Refundable customer deposit - non-current	—	—	—	—	—	—	—	—	—
Earnout liability, at fair value	2,687	—	2,687	100	—	100	57	—	57
Private warrant liability, at fair value	5,004	—	5,004	926	—	926	802	—	802
Lease liability - non-current	2,267	—	2,267	3,622	—	3,622	2,968	—	2,968
Other liabilities (includes $12,822, $29,858 and $23,228 at fair value, respectively)	15,528	—	15,528	30,825	—	30,825	24,952	—	24,952
Total liabilities	821,883	20,956	842,839	920,978	20,439	941,417	957,356	19,275	976,631

Stockholders’ equity
Common stock, $0.0001 par value:
Authorized shares - 400,000,000, 400,000,000 and 400,000,000, respectively
Issued and outstanding shares - 98,297,186, 99,440,528 and 100,410,325, respectively	10	—	10	10	—	10	10	—	10
Additional paid-in capital	647,551	—	647,551	659,814	—	659,814	664,362	—	664,362
Accumulated other comprehensive income	(2,774)	—	(2,774)	(4,559)	—	(4,559)	(6,571)	—	(6,571)
Accumulated deficit	(429,908)	(3,487)	(433,395)	(456,285)	(4,437)	(460,722)	(542,676)	(2,522)	(545,198)
Total stockholders’ equity	214,879	(3,487)	211,392	198,980	(4,437)	194,543	115,125	(2,522)	112,603
Total liabilities and stockholders' equity	$1,036,762	$17,469	$1,054,231	$1,119,958	$16,002	$1,135,960	$1,072,481	$16,753	$1,089,234

PORCH GROUP, INC.

Unaudited Selected Quarterly Financial Information (Continued)

The table below sets forth the unaudited condensed consolidated statements of operations and comprehensive loss, including the balances as reported, adjustments and the as restated balances (in thousands, except per share amounts):

	Three Months Ended			Six Months Ended			Three Months Ended			Nine Months Ended			Three Months Ended
	March 31, 2022			June 30, 2022			June 30, 2022			September 30, 2022			September 30, 2022
	As Previously	Restatement		As Previously	Restatement		As Previously	Restatement		As Previously	Restatement		As Previously	Restatement
	Reported	Adjustments	As Restated	Reported	Adjustments	As Restated	Reported	Adjustments	As Restated	Reported	Adjustments	As Restated	Reported	Adjustments	As Restated

Revenue	$62,561	$1,006	$63,567	$133,330	$1,152	$134,482	$70,769	$146	$70,915	$208,696	$3,139	$211,835	$75,366	$1,987	$77,353

Operating Costs and Expenses:
Cost of revenue	21,189	4,027	25,216	49,747	4,720	54,467	28,558	693	29,251	83,016	4,391	87,407	33,269	(329)	32,940
Selling and marketing	25,743	334	26,077	54,569	668	55,237	28,826	334	29,160	84,814	1,002	85,816	30,245	334	30,579
Product and technology	14,231	—	14,231	30,009	—	30,009	15,777	—	15,777	44,446	—	44,446	14,438	—	14,438
General and administrative	26,699	—	26,699	55,103	—	55,103	28,405	—	28,405	80,361	—	80,361	25,257	—	25,257
Loss on impairment of intangible assets and goodwill	—	—	—	—	—	—	—	—	—	57,057	—	57,057	57,057	—	57,057
Total operating expenses	87,862	4,361	92,223	189,428	5,388	194,816	101,566	1,027	102,593	349,694	5,393	355,087	160,266	5	160,271

Operating income (loss)	(25,301)	(3,355)	(28,656)	(56,098)	(4,236)	(60,334)	(30,797)	(881)	(31,678)	(140,998)	(2,254)	(143,252)	(84,900)	1,982	(82,918)

Other income (expense):

Interest Expense	(2,293)	(134)	(2,427)	(4,151)	(201)	(4,352)	(1,858)	(67)	(1,925)	(6,236)	(268)	(6,504)	(2,085)	(67)	(2,152)
Loss on remeasurement of earnout liability	11,179	—	11,179	13,766	—	13,766	2,587	—	2,587	13,809	—	13,809	43	—	43
Loss on remeasurement of private warrant liability	10,189	—	10,189	14,267	—	14,267	4,078	—	4,078	14,391	—	14,391	124	—	124
Investment income and realized gains	197	—	197	440	—	440	243	—	243	775	—	775	335	—	335
Other, net	56	—	56	(107)	—	(107)	(162)	—	(162)	(37)	—	(37)	69	—	69

Total other income (expense)	19,328	(134)	19,194	24,215	(201)	24,014	4,888	(67)	4,821	22,702	(268)	22,434	(1,514)	(67)	(1,581)

Income (loss) before income taxes	(5,973)	(3,489)	(9,462)	(31,883)	(4,437)	(36,320)	(25,909)	(948)	(26,857)	(118,296)	(2,522)	(120,818)	(86,414)	1,915	(84,499)

Income tax (benefit) expense	177	—	177	(290)	—	(290)	(468)	—	(468)	(268)	—	(268)	23	—	23

Net loss	$(5,796)	$(3,489)	$(9,285)	$(32,173)	$(4,437)	$(36,610)	$(26,377)	$(948)	$(27,325)	$(118,564)	$(2,522)	$(121,086)	$(86,391)	$1,915	$(84,476)
Total other comprehensive loss	(2,515)	—	(2,515)	(4,300)	—	(4,300)	(1,785)	—	(1,785)	(6,312)	—	(6,312)	(2,012)	—	(2,012)
Total comprehensive loss	$(8,311)	$(3,489)	$(11,800)	$(36,473)	$(4,437)	$(40,910)	$(28,162)	$(948)	$(29,110)	$(124,876)	$(2,522)	$(127,398)	$(88,403)	$1,915	$(86,488)

Loss per share - Basic and diluted	(0.06)		(0.10)	(0.33)		(0.38)	(0.27)		(0.28)	(1.22)		(1.25)	(0.88)		(0.86)

Shares used in computing basic and diluted loss per share	96,074,527		96,074,527	96,611,294.00		96,611,294	97,142,163		97,142,163	97,009,351		97,009,351	97,792,485		97,792,485

PORCH GROUP, INC.

Unaudited Selected Quarterly Financial Information (Continued)

The table below sets forth the unaudited condensed consolidated statements of cash flows, including balances as reported, adjustments and balances as restated amounts (in thousands). Note that only amounts that have changed have been disclosed.

	Three Months Ended				Six Months Ended			Nine Months Ended
	March 31, 2022				June 30, 2022			September 30, 2022
	As Previously		Restatement		As Previously	Restatement		As Previously	Restatement
	Reported		Adjustments	As Restated	Reported	Adjustments	As Restated	Reported	Adjustments	As Restated

Net loss	$(5,796)		$(3,488)	$(9,284)	$(32,173)	$(4,437)	$(36,610)	$(118,564)	$(2,522)	$(121,086)

Change in operating assets and liabilities:
Accounts receivable	(1,296)		2,608	1,312	(9,907)	2,424	(7,483)	(8,639)	1,668	(6,971)
Reinsurance balance due	(11,323)		3,403	(7,920)	(45,555)	4,720	(40,835)	(75,571)	4,391	(71,180)
Prepaid expenses and other current assets	(6,749)		334	(6,415)	(7,758)	668	(7,090)	(6,297)	1,002	(5,295)
Refundable customer deposits	1,412		(4,361)	(2,949)	3,972	(4,429)	(457)	4,593	(2,083)	2,510
Deferred revenue	(2,228)		283	(1,945)	37,610	557	38,167	71,600	—	71,600
Accrued expenses and other current liabilities	(3,145)		(889)	(4,034)	2,358	(1,353)	1,005	(8,001)	—	(8,001)

Net cash used in operating activities	$(13,291)		$(2,110)	$(15,401)	$(2,306)	$(1,850)	$(4,156)	$(12,808)	$2,456	$(10,352)

Net cash used in investing activities	$(8,077)	$		$(8,077)	$(38,404)	$—	$(38,404)	$(46,444)	$—	$(46,444)

Cash flows from financing activities:

Proceeds from debt issuance, net of fees	—		5,143	5,143	—	10,690	10,690	—	15,115	15,115
Repayments of advance funding	—		(3,033)	(3,033)	—	(8,840)	(8,840)	—	(17,571)	(17,571)
Net cash (used in) provided by financing activities	$(389)		$2,110	$1,721	$(2,005)	$1,850	$(155)	$11,454	$(2,456)	$8,998